Pension Plan (Schedule of Other Changes in Plan Assets and Benefit Obligations) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pension Plan [Abstract]
Net loss	$ 407	$ 432
Amortization of prior service cost	(9)	(8)
Amortization of gain	(47)	(32)
Amortization of transitional asset	(13)	(13)
Total (pre-tax)	338	379
Taxes	(92)	(102)
Total recognized in other comprehensive income, net of taxes	$ 246	$ 277